UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 19, 2024

Monogram Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41707	81-3777260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3919 Todd Lane, Austin, TX 78744

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (512) 399-2656

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MGRM	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 19, 2024, Monogram Technologies Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) to consider and vote upon the election of each of the nominated Class I directors to the Company’s Board of Directors (the “Board”) until the Company’s 2027 annual meeting, the ratification of the appointment of Fruci & Associates II, PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2024, the approval of the amendment to the Amended and Restated 2019 Stock Option and Grant Plan, and the approval, on an advisory basis, of the compensation of the Company’s named executive officers. For more information about the proposals considered and voted upon at the Annual Meeting, please see the Company's Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on November 8, 2024.

At the Annual Meeting, 60% of our Common Stock, par value $0.001 per share (“Common Stock”) entitled to vote at the Annual Meeting were represented in person or by proxy at the Annual Meeting. Based on the results of the vote, and the stockholders voted to elect all of the Company's Class I director nominees, ratified the appointment of Fruci & Associates II, PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2024, approved the amendment to the Amended and Restated 2019 Stock Option and Grant Plan and approved, on an advisory basis, the compensation of the Company’s named executive officers.

The number of votes cast for or withheld from the election of each Class I director and the number of votes cast for or against or abstaining from the other matters voted upon is also set forth below. There were no broker non-votes in either proposal below. The voting results disclosed below are final.

Election of Class I Directors	Number of Shares Voted For	Number of Shares Withheld	Percentage of Shares Voted “For” of Shares Voted
Rick Van Kirk	15,279,441	1,131,575	73.1%
Colleen Gray	15,531,605	879,411	74.3%

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Percentage of Shares Voted “For” of Shares Voted
Ratification of the Appointment of Fruci & Associates II, PLLC	20,450,721	262,972	172,569	97.9%

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Percentage of Shares Voted “For” of Shares Voted
Approval of Amendment to the Amended and Restated 2019 Stock Option and Grant Plan	12,213,734	1,603,151	2,594,131	58.4%

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Percentage of Shares Voted “For” of Shares Voted
Approval, on an Advisory Basis, of the Compensation of Named Executive Officers	13,184,968	600,656	2,625,392	63.1%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOGRAM TECHNOLOGIES INC.

Dated: December 26, 2024	/s/ Benjamin Sexson
Benjamin Sexson
Chief Executive Officer